AMENDMENT NO. 5 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of the 26th day of July, 2000, and effective as provided in SECTION 15 hereof, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("Miller Towing") (Miller and Miller Towing may be referred to herein individually as a "Borrower" and together as the "Borrowers"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), BANK OF AMERICA, N.A., SUCCESSOR TO NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States, as agent ("Agent") for the Lenders under the Credit Agreement (as defined below), and the Lenders signatory hereto. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of January 31, 1998 and by
Amendment No. 2 to Credit Agreement dated as of October 30, 1998 and by Amendment No. 3 to Credit Agreement dated as of July 27, 1999 and by Amendment No. 4 to Credit Agreement dated as of August 13, 1999 (as hereby and from time to time amended, supplemented, modified or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a credit facility including a revolving credit facility with a letter of credit sublimit and a swing line sublimit; and

         WHEREAS, the Borrowers have requested that the terms of the Credit Agreement be amended in the manner set forth herein, including an extension of the maturity date of the credit facilities provided under the Credit Agreement to August 1, 2001, and the conversion of the aggregate principal amount of $25,000,000 in Revolving Credit Outstandings into a term loan, and the Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendment, to be effective as of April 30, 2000;

         WHEREAS, the Borrowers, the Agent, and the Lenders acknowledge that the terms of this Amendment Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

         1. DEFINITIONS. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby. The term "Lender" as used herein and in the Loan Documents shall include each of the financial institutions signatory hereto as a Lender.

         2. AMENDMENTS TO AND RESTATEMENTS OF TERMS OF THE CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a)  The   provision   of  the   credit   agreement   entitled
"witnesseth" is hereby amended and restated in its entirety as follows:

                  "WHEREAS, the Borrowers have requested that the Lenders make available to the Borrowers (a) a revolving credit facility in the maximum principal amount at any time outstanding of $115,000,000, which will include (i) a $5,000,000 sublimit for the issuance of letters of credit and (ii) a $5,000,000 sublimit for a swing line, the proceeds of which revolving credit facility are to be used as provided in SECTION
         2.12 hereof, and (b) a term loan facility in the maximum principal amount outstanding of $25,000,000, the proceeds of which term loan facility are to be used as provided in SECTION 2A.10 hereof; and

                  WHEREAS, the Lenders are willing to make such revolving credit facility and term loan facility available to the Borrowers, the Swing Line Lender is willing to make the swing line facility available to the Borrowers and the Issuing Bank is willing to issue letters of credit on behalf of the Borrowers, all upon the terms and conditions set forth herein;

                  NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:"

                  (b) The following definitions set forth in section 1.1 Of the credit agreement are hereby amended and restated in their entirety as follows:

                  "Applicable Commitment Percentage" means, for each Lender at any time, a fraction, (i) with respect to the Revolving Credit Facility and the Letter of Credit Facility (including its Participations and its obligations hereunder to the Issuing Bank and the Swing Line Lender to acquire Participations), the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, and (ii), with respect to the Term Loan Facility, the numerator of which shall be such Lender's Term Loan Commitment and the denominator shall be the Total Term Loan Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in EXHIBIT A; PROVIDED that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with
SECTION 12.1.

                  "Applicable Margin" means

         (a) With respect to Loans under the Revolving Credit Facility, for each Eurodollar Rate Loan or Base Rate Loan that percent per annum as set forth below, which shall be (i) determined as of each Determination Date based upon the computations set forth in the compliance certificates furnished to the Agent pursuant to SECTIONS 8.1(A)(II) OR 8.1(B)(II) as of such Determination Date and for the period then ended, subject to review and approval of such computations by the Agent, and any such change shall be effective commencing on the fifth Business Day following the date such certificate is received (or, if earlier, the date such certificate was required under such sections to be delivered) (the "Compliance Date") and (ii) applicable to all Eurodollar Rate Loans and all Base Rate Loans existing on and after the most recent Compliance Date, based upon the RATIO of (x) Consolidated Funded Total Indebtedness as at the applicable Determination Date to (y) Consolidated EBITDA for the Four-Quarter Period of Miller ended at the applicable Determination Date, as specified below:


                            Applicable Margin for Eurodollar Rate Loans  Applicable Margin for Base Rate Loans
                            -------------------------------------------- -------------------------------------------

Ratio of Consolidated       July 26, 2000   December 1,    February 1,   July 26, 2000  December 1,    February 1,
Funded Total Indebtedness         to            2000          2001            to            2000          2001
to                          November 30,         to           and        November 30,        to           and
                            -------------                     ----       -------------                    ---
Consolidated EBITDA              2000       January 31,    Thereafter        2000       January 31,    Thereafter
-------------------              ----       ------------   ----------        ----       ------------   ----------
                                                2001                                        2001
                                                ----                                        ----

Greater than 3.50 to 1.00       3.75%          4.25%          4.75%          2.25%         2.75%          3.25%

Greater than or equal to        3.50%          3.50%          3.50%          2.00%         2.00%          2.00%
3.00 to 1.00 but less
than or equal to 3.50 to
1.00

Greater than or equal to        3.00%          3.00%          3.00%          1.50%         1.50%          1.50%
2.50 to 1.00 but less
than 3.00 to 1.00

Less than 2.50 to 1.00          2.50%          2.50%          2.50%          1.00%         1.00%          1.00%


         (b) With respect to Loans under the Term Loan Facility, for each Eurodollar Rate Segment or Base Rate Segment that percent per annum as set forth below:


       Applicable Margin for Eurodollar Rate Segments               Applicable Margin for Base Rate Segments
------------------------------------------------------------- ------------------------------------------------------

    July 26, 2000       December 1, 2000                        July 26, 2000     December 1, 2000     February 1,
         to                    to          February 1, 2001          to                  to               2001
  November 30, 2000     January 31, 2001    and Thereafter    November 30, 2000   January 31, 2001   and Thereafter
  -----------------     ----------------    --------------    -----------------   ----------------   --------------

        5.00%                6.50%               8.00%              3.50%               5.00%             6.50%

         "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, of (a) any or all of the assets, excluding cash, cash equivalents and inventory disposed of in the ordinary course of business, of Miller or its Subsidiaries, and (b) any of the capital stock, or securities and investments interchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, any of the capital stock of any Subsidiary (other than a disposition to Miller or a Guarantor in the case of (a) and (b)).


         "Capital   Expenditures"   means,   with  respect  to  Miller  and  its
Subsidiaries, for any period the SUM of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by Miller or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of Miller and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to SECTION 8.1(A) or (B), PLUS (ii) with respect to any Capital Lease entered into by Miller or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such Capital Lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in SECTION 8.1(A)), all of the foregoing determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, PLUS (iii) all expenditures (paid in cash or accrued for) with respect to Off Balance Sheet Liabilities of Miller, including but not limited to the Bank America Lease Transaction and other sale/leaseback transactions.

         "Commitment Fee Rate" means that percent per annum as set forth below, which shall be (i) determined as of each Determination Date based upon the computations set forth in the compliance certificates furnished to the Agent pursuant to SECTIONS 8.1(A)(II) OR 8.1(B)(II) as of such Determination Date and for the period then ended, subject to review and approval of such computations by the Agent, and any such change shall be effective commencing on the fifth Business Day following the date such certificate is received (or, if earlier, the date such certificate was required under such sections to be delivered) (the "Compliance Date") and (ii) applicable after the most recent Compliance Date, based upon the RATIO of (x) Consolidated Funded Total Indebtedness as at the applicable Determination Date to (y) Consolidated EBITDA for the Four-Quarter Period of Miller ended at the applicable Determination Date, as specified below:

                                                        Commitment Fee
                                                        ---------------


Ratio of Consolidated Funded      July 26, 2000        December 1, 2000    February 1,
Total Indebtedness to                   to                     to             2001
Consolidated Ebitda              November 30, 2000     January 31, 2001   and thereafter
-------------------              -----------------     ----------------   --------------

Greater than  3.50 to 1.00              0.50%                0.625%            0.75%

Less than or equal to 3.50 to           0.50%                0.50%             0.50%
1.00


         "Consolidated   EBITDA"   means,   with   respect  to  Miller  and  its
Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, (A) the SUM of, without duplication,

(i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, (v) depreciation and (vi) non-recurring noncash restructuring charges as approved by the Required Lenders, MINUS (B) the SUM of, without duplication, (a) net gains on the collection of proceeds of life insurance policies, (b) any write-up of any asset other than as permitted in accordance with Statement No. 16 of the Financial Accounting Standards Board, and (c) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis; PROVIDED, HOWEVER, that for each of the first four fiscal quarters following any Acquisition consummated prior to the date of Amendment No. 5 and permitted under the Credit Agreement as in effect prior to the effectiveness of Amendment No. 5, the calculation of Consolidated EBITDA for each Four-Quarter Period ending on the last day of each such fiscal quarter shall include the historical financial performance of the acquired business for that portion of such Four-Quarter Period occurring prior to such Acquisition, to the extent that such Acquisition has not otherwise been reflected in Miller's consolidated financial statements; PROVIDED, further, that as applied in SECTION 9.1(C) hereof, Consolidated EBITDA shall be calculated for the fiscal quarter of Miller ending on the date of computation thereof rather than for the Four-Quarter Period ending on the date of computation thereof.

         "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to SECTIONS 2.8 OR 2A.11 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to SECTIONS 2.8 OR 2A.11 or ARTICLE V of one Type of Loan into another Type of Loan.

         "Debt Offering" means Indebtedness of Miller or any Subsidiary not otherwise permitted under SECTION 9.4(A) through 9.4(F) which is incurred with the consent of the Required Lenders, expressly including but not limited to floor plan financing arrangements acceptable to the Required Lenders.

         "Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility, or the Term Loan or any Segment thereof. Notwithstanding the foregoing, references to any "Loan" or "Loans" in SECTIONS 2.1 THROUGH 2.10 shall be deemed to refer to Revolving Loans.

         "Notes" means, collectively, the promissory notes of the Borrowers evidencing Loans and Swing Line Loans executed and delivered to the Lenders substantially in the forms of EXHIBITS J-1, J-2 and J-3, respectively, as amended, restated, modified, or supplemented.

         "Outstandings" means, collectively, at any date, the Letter of Credit Outstandings, the Swing Line Outstandings, the Revolving Credit Outstandings, and the Term Loan Outstandings on such date.

         "Partially-Owned Subsidiary" means a Subsidiary in which Miller or one of Miller's Subsidiaries owns less than 100% of the equity interest.

         "Required Lenders" means, as of any date, (i) the Lenders on such date having Credit Exposures (as defined below) aggregating not less than 66.67% of the aggregate Credit Exposures of all Lenders on such date AND (ii) such Lenders include no less than one fewer than the total number of Lenders at such time For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans owing to such Lender plus the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings and Swing Line Outstandings plus the aggregate unutilized amounts of such Lender's Revolving Credit Commitment (after accounting for such Lender's Applicable Commitment Percentage of any Letter of Credit Outstandings and any Swing Line Outstandings); PROVIDED that, (i) if any Lender with a Revolving Credit Commitment shall have failed to pay to the Issuing Bank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Letters of Credit Outstandings shall be deemed to be held by the Issuing Bank for purposes of this definition and (ii) if any Lender shall have failed to pay to the Swing Line Lender its Applicable Commitment Percentage of any Swing Line Loan, such Lender's Credit Exposure attributable to all Swing Line Outstandings shall be deemed to be held by the Swing Line Lender for purposes of this definition.

         "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Loans under the Revolving Credit Facility then outstanding and all interest accrued thereon.

         "Stated Termination Date" means August 1, 2001, or such later date as the parties may agree pursuant to SECTION 2.13.

         "Total Revolving Credit Commitment" means a principal amount equal to $115,000,000, as reduced from time to time in accordance with SECTIONS 2.3 AND 2.7.

         (c) The following definitions are hereby deleted from Section 1.1 Of the credit agreement:

         "Consolidated Fixed Charge Coverage Ratio"

         "Consolidated Fixed Charges"

         "Consolidated Senior Funded Indebtedness"

         "Consolidated Shareholders' Equity"

         "Cost of Acquisition"

         "Permitted Acquisition"

         (d) The following definitions are hereby added to Section 1.1 Of the credit agreement in alphabetical position and shall read as follows:

         "Amendment No. 5" means Amendment No. 5 to Credit Agreement dated as of July 26, 2000 by and among the Borrowers, the Agent and the Lenders.

         "Apportioned Reduction of Credit Facilities" means:

         (i) with respect to any mandatory prepayment specified in SECTIONS 2.3(B)(II), 2.3(b)(iii), 2A.8(II), or 2A.8(III) resulting from either (a) the Asset Disposition of one or more Eligible Assets or (b) any Debt Offering in connection with which the Agent shall release one or more Eligible Assets from the Lien thereon arising under the Security Instruments, (x) the payment of Revolving Credit Outstandings in an aggregate amount equal to the sum of the Eligible Asset Borrowing Base Contributions equal to the greater of (1) the entire remaining Net Proceeds from such sale or Debt Offering after giving effect to the payment described in clause (x) or (2) the sum of the Minimum Disposition Values of such Eligible Assets reduced (in the case of item (2) only) by the amount of the payment described in clause (x); PROVIDED, HOWEVER, that in the event and to the extent that all Term Loan Outstandings shall have been repaid, then the amount described in clause
                  (y) shall be paid as an additional prepayment of Revolving Credit Outstandings;

         (ii) with respect to any mandatory prepayment specified in SECTIONS 2.3(B)(III) or 2A.8(iii) resulting from the Asset Disposition of any asset other than an Eligible Asset, the payment of Term Loan Outstandings in an amount equal to the greater of (x) 100% of the Net Proceeds from such sale or disposition or (y) the Minimum Disposition Values of the assets so sold or disposed of; PROVIDED, HOWEVER, that in the event and to the extent that all Term Loan Outstandings shall have been repaid, then the amount described in this subparagraph (ii) shall be paid as an additional prepayment of Revolving Credit Outstandings; and

         (iii) with respect to any other mandatory prepayment specified in SECTIONS 2.3(B) and 2A.(8), including prepayments resulting from any Equity Offering or any Debt Offering not described in subparagraph (i) above, the payment of Term Loan Outstandings equal to 100% of the Net Proceeds thereof; PROVIDED, HOWEVER, that in the event and to the extent that all Term Loan Outstandings shall have been repaid, then the amount described in this subparagraph (iii) shall be paid as an additional prepayment of Revolving Credit Outstandings.

         "Base Rate Segment" means a Segment bearing interest or to bear interest at the Base Rate.

         "Borrowing Base" means the sum of (i) 80% of the total amount of Eligible Receivables, (ii) 55% of total invoice cost of Eligible Inventory,
(iii) 80% of the total net book value of Eligible Equipment, (iv) 80% of the total appraised fair market value of Eligible Real Estate, and (v) 80% of the total net book value of Eligible Demonstrators.

         "Borrowing Base Certificate" means a certificate in the form attached hereto as EXHIBIT N and incorporated herein by reference.

         "Designated Assets" means the assets of the Company more particularly described on a separate schedule provided by the Borrowers to the Agent on the date of Amendment No. 5.

         "Eligible Asset" means any Eligible Receivables, Eligible Inventory, Eligible Equipment, Eligible Demonstrator, or Eligible Real Estate, as the context may require.

         "Eligible Asset Borrowing Base Contribution" means, at the time of computation thereof, with respect to any Eligible Asset of Miller or any Subsidiary, the amount included in the Borrowing Base at such date attributable to such Eligible Asset.

         "Eligible Demonstrators" means those vehicles which (i) are used by Miller or a Subsidiary as a demonstration or trial model, (ii) are owned by Miller or any Subsidiary, (iii) are subject to no Lien other than the lien of the Agent in connection with this Agreement and Permitted Liens described in
SECTION 9.3(B) and 9.3(c) hereof and in which, at all times required by the Loan Documents, the Agent has a duly perfected first priority Lien thereon under the Security Instruments, (iv) are in salable and good working condition, and (v) are garaged or located at a place of business of Miller or a Subsidiary, except for routine off-site display or road testing by customers in the ordinary course of business.

         "Eligible Equipment" means any equipment, including new and used trucks not constituting inventory, owned by Miller or any Subsidiary which (i) is subject to no Lien other than the Lien of the Agent in connection with this Agreement and Permitted Liens described in SECTION 9.3(B) and 9.3(C) hereof and in which, at all times required by the Loan Documents, the Agent has a duly perfected first priority Lien thereon under the Security Instruments, (ii) is in salable and good working condition, (iii) is not stored or located (or as to motor vehicles, garaged or otherwise permanently located) at a location other than a place of business of Miller or a Subsidiary, and (iv) is not a demonstrator.

         "Eligible Inventory" means goods owned by Miller or any Subsidiary which (i) are held for sale or lease, or to be furnished under contracts of service, including finished goods, work-in-process, chassis, and raw materials, and (ii) are subject to no Lien other than the Lien of the Agent in connection with this Agreement and Permitted Liens described in SECTION 9.3(B) and 9.3(C) hereof and in which, at all times required by the Loan Documents, the Agent has a duly perfected first priority Lien thereon under the Security Instruments, but not including (a) goods not legally owned by Miller or any Subsidiary (including without limitation goods and chassis on consignment from any supplier or vendor), (b) goods not in new and salable condition or that fails to meet any applicable government standard, including damaged goods, (c) goods of which Miller or a Subsidiary is the legal owner which are stored or located at a location other than a place of business of Miller or a Subsidiary,
(d) demonstrators, and (e) other inventory that the Agent in its reasonable discretion determines to be slow moving or obsolete or otherwise, in the exercise of its reasonable discretion, determines not to be Eligible Inventory.

         "Eligible Real Estate"means any real property owned by Miller or any Subsidiary (i) which is subject to a duly perfected first-priority lien in favor of the Agent for the benefit of the Lenders subject only to such exceptions as are acceptable to the Agent in its discretion, (ii) as to which there has not occurred or is threatened to occur any taking, liability or other loss of the utility or value thereof which the Agent in its reasonable discretion determines to be material as a result of any theft, damage, destruction, eminent domain proceeding, environmental claim or other occurrence on or affecting such real estate, and (iii) with respect to which the Agent has received such additional insurance policies and certification, opinions, and other documents as are required to be delivered under SECTION 8.19 with respect to the real property referred to therein.

         "Eligible Receivables" means any account receivable of Miller or any Subsidiary representing a right to receive payment of any sums due or to become due from the sale or lease of goods or equipment and/or the performance of services by Miller or any Subsidiary (i) as to which the creation was in the ordinary course of business and the right to receive payment is absolute and not contingent, and (ii) which are subject to no Lien other than the Lien of the Agent in connection with this Agreement and Permitted Liens described in SECTION 9.3(b) hereof and in which the Agent has a duly perfected first priority Lien thereon under the Security Instruments, PROVIDED Eligible Receivables does not include (a) accounts aged more than ninety (90) days from the original invoice date, (b) accounts representing monies due for goods sold or leased or services rendered to any Affiliate of Miller or any Subsidiary, (c) accounts due from an account debtor which has other accounts, 50% or more of which are aged more than ninety (90) days from the original invoice date, (d) accounts due from any Person outside the United States, Great Britain, or Canada (other than accounts which are supported by an irrevocable letter of credit acceptable to, and if requested by the Agent delivered to, the Agent, and accounts due from Western Corporation in Japan in an amount not to exceed $1,000,000), (e) accounts subject to offset by any account debtor of Miller or any Subsidiary, (f) accounts shown on Miller's or any Subsidiary's accounts aging report which are not identified by a specific customer name or which have not been invoiced, (g) any account as to which the Agent, in its reasonable discretion, is not or does not continue to be satisfied with the credit standing of the account debtor in relation to the amount of credit extended, (h) any account which arises out of a contract or order which, by its terms, forbids or makes void or unenforceable any assignment of the account arising with respect thereto, and (i) any account that the Agent in its reasonable discretion deems doubtful of collection or otherwise, in the exercise of its reasonable discretion, determines not to be an Eligible Receivable.

         "Eurodollar Rate Segment" means a Segment bearing interest or to bear interest at the Eurodollar Rate.

         "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrowers shall have permanently terminated the Revolving Credit Facility and the Swing Line by payment in full of all Revolving Credit Outstandings and Letter of Credit Outstandings and Swing Line Outstandings, together with all accrued and unpaid interest thereon, except for the undrawn portion of Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of the LC Account Agreement, (b) the Borrowers shall have paid all Term Loan Outstandings in full, together with all accrued and unpaid interest thereon, (c) all Swap Agreements shall have been terminated, expired or cash collateralized, (d) all Term Loan Commitments, Revolving Credit Commitments and Letter of Credit Commitments shall have terminated or expired and (e) the Borrowers shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrowers or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement).

         "Minimum Disposition Values" means (i) with respect to Designated Assets or other assets the disposition of which is permitted pursuant to SECTION
9.5 (E) or (F) without further consent of any Lender or the Lien in favor of the Agent in which is released in connection with a Debt Offering otherwise permitted hereunder, 90% of the net book value of such assets and (ii) with respect to the disposition of any other asset, the net book value thereof.

         "Navistar Intercreditor Agreement" means that certain Intercreditor Agreement executed or to be executed by and among the Agent, International Truck and Engine Corporation, and Navistar Financial Corporation documenting the terms previously disclosed to the Lenders and related terms ancillary thereto.

         "Navistar Consignment Agreement" means that certain Consignment and Sales Agreement by and among the Navistar International Transportation Corp., Lee Smith, Inc., and Miller Towing documenting the terms previously disclosed to the Lenders and related terms ancillary thereto.

         "Revolving Loans" means any borrowing pursuant to an Advance under the Revolving Credit Facility.

         "Segment" means a portion of the Term Loan (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

         "Term Loan" means the loan made pursuant to the Term Loan Facility in accordance with SECTION 2A.1.

         "Term Loan Commitment" means, with respect to each Lender, the obligation of such Lender to make the Term Loan to the Borrower in a principal amount equal to such Lender's Applicable Commitment Percentage of the Total Term Loan Commitment as set forth on EXHIBIT A.

         "Term Loan Facility" means the facility described in SECTION 2A.1 providing for a Term Loan to the Borrower by the Lenders in the original principal amount of $25,000,000.

         "Term Loan Outstandings" means, as of any date of determination, the aggregate principal amount of the Term Loan then outstanding and all interest accrued thereon.

         "Term Loan Termination  Date" means (i) the Stated  Termination Date or
(ii) such  earlier  date of  termination  of  Lenders'  obligations  pursuant to
SECTION 10.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Term Loan Facility by payment in full of all Obligations incurred in connection with the Term Loan.

         "Total Term Loan Commitment" means a principal amount equal to $25,000,000, as reduced from time to time in accordance with SECTIONS 2A.7, 2A.8 AND 2A.9.

         (e) Section 2.1(A) and (b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

         2.1      Revolving Loans.
                  ---------------

                  (a) COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrowers under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrowers on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, PROVIDED, HOWEVER, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; PROVIDED FURTHER, however, that immediately after giving effect to each such Advance, the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed the LESSER of (i) the Borrowing Base (as shown on the most recently delivered Borrowing Base Certificate), and
         (ii) the Total Revolving Credit Commitment. Within such limits, the Borrowers may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; PROVIDED, HOWEVER, that (A) no Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (B) each Eurodollar Rate Loan repaid other than on the last day of the Interest Period with respect thereto shall be accompanied by the additional payment, if any, required by SECTION 5.5.

                  (b) AMOUNTS. The aggregate unpaid principal amount of the Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed at any time the lesser of (i) the Borrowing Base or (ii) the Total Revolving Credit

         Commitment. In the event there shall be outstanding any such excess, the Borrowers shall immediately make such payments and prepayments as shall be necessary to comply with this SECTION 2.1(B). Each Loan hereunder, other than Base Rate Refunding Loans, and each Conversion under SECTION 2.8, shall be in an amount of at least $2,000,000, and, if greater than $2,000,000, in an integral multiple of $1,000,000.

         (f) Section 2.3(b) of the Credit Agreement is hereby amended and restated in its entirety s follows:

                  (b) MANDATORY PREPAYMENTS. The Borrowers shall make the following required prepayments in respect of the Revolving Credit Facility, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below:

                           (i) EQUITY  OFFERINGS.  Miller  shall make,  or shall
                  cause each applicable Subsidiary to make, an Apportioned Reduction of Credit Facilities prepayment from the Net Proceeds of any Equity Offering. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                           (ii) DEBT  OFFERINGS.  Miller  shall  make,  or shall
                  cause each applicable Subsidiary to make, an Apportioned Reduction of Credit Facilities prepayment in connection with any Debt Offering. Each such prepayment shall be made within five (5) Business Days of receipt of any Net Proceeds therefrom and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                           (iii) ASSET  DISPOSITIONS.  In the event of any Asset
                  Disposition by Miller or any Subsidiary, Miller shall make, or shall cause each applicable Subsidiary to make, an Apportioned Reduction of Credit Facilities prepayment in connection with such Asset Disposition. Each such prepayment shall be made within five (5) Business Days of receipt of any proceeds of such Asset Disposition and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of such prepayment.

                  All mandatory  prepayments made and allocable to the Revolving
         Credit Facility pursuant to this SECTION 2.3(B) shall be applied to the principal amount remaining outstanding under the Revolving Loans (as adjusted to give effect to any prior payments or prepayments of principal), and shall be accompanied by payment by the Borrowers of accrued and unpaid interest on the amounts prepaid. In addition, the Total Revolving Credit Commitment shall be permanently reduced by each amount determined pursuant to the provisions of (i), (ii) or (iii) above which is required as a mandatory prepayment of the Revolving Credit Facility (even if such amount is greater than the actual principal amounts outstanding under the Revolving Credit Facility). All prepayments under this SECTION 2.3(B) shall be applied first to Base Rate Loans, if any, then outstanding and the balance, if any, to such Eurodollar Rate Loans as the Borrowers may elect in the related notice of prepayment or, failing such election, as the Agent may elect.

         (g) Section 2.7 Of the Credit Aagreement is hereby amended and restated in its entirety as follows:

         2.7      Other Commitment Reductions.
                  ---------------------------

                  (a) VOLUNTARY REDUCTIONS. The Borrowers shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three
         (3) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice or telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the aggregate amount of $2,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such repayment or reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under SECTION 5.5.

                  (b) ADDITIONAL MANDATORY REDUCTIONS. On November 30, 2000, the Total Revolving Credit Commitment shall be automatically and permanently reduced by the positive difference, if any, of $10,000,000 MINUS the aggregate amount of permanent reductions in the Total Revolving Credit Commitment occurring subsequent to July 26, 2000 and prior to November 30, 2000 resulting from a mandatory prepayment of Revolving Credit Outstandings in connection with the sale or other disposition of Designated Assets (pursuant to SECTION 2.3(B)). The mandatory reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

         (h) Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         2.12 USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrowers and Guarantors to finance Capital Expenditures and letters of credit and for general working capital needs and other corporate purposes.

         (i) A new Article IIA is hereby added to the Credit Agreement immediately following Article II which shall read as follows:

                                   ARTICLE IIA

                                  The Term Loan
                                  -------------

         2A.1. FUNDING OF TERM LOAN. Subject to the terms and conditions of this Agreement, simultaneously with the effectiveness of Amendment No. 5, an aggregate principal amount of $25,000,000 in Revolving Credit Outstandings shall be converted into and become Term Loan Outstandings, and shall constitute the funding of the principal amount of the Term Loan. Upon such funding, (x) the amount of Revolving Loans held by each Lender shall be reduced by such Lender's Applicable Commitment Percentage of $25,000,000, and (y) each Lender shall hold a principal amount of Term Loan Outstandings equal to the amount of such reduction in such Lender's Revolving Loans. The principal amount of each Segment outstanding under the Term Loan from time to time shall bear interest, at the Borrower's election, at an interest rate per annum equal to the Base Rate or the Eurodollar Rate; PROVIDED, HOWEVER, that (i) no Eurodollar Rate Segment shall have an Interest Period that extends beyond the Stated Termination Date, (ii) each Eurodollar Rate Segment shall be in the minimum amount of $2,000,000 and, if greater, an integral multiple of $1,000,000 and (iii) any prepayment of the principal amount of any Eurodollar Rate Segment other than on the last day of the Interest Period with respect thereto shall be accompanied by the additional payment, if any, required by SECTION 5.5. No amount of the Term Loan repaid or prepaid by the Borrower may be reborrowed hereunder, and no subsequent advances of Term Loan amounts shall be made by any Lender after the initial funding.

         2A.2 PAYMENT OF PRINCIPAL. Subject to optional or mandatory prepayment as specified herein, the entire principal amount of Term Loan Outstandings shall be due and payable in full on the Term Loan Termination Date.

         2A.3 PAYMENT OF INTEREST.

         (a) The Borrowers shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of the Term Loan made by such Lender for the period commencing on the effective date of Amendment No. 5 and, with respect to any Eurodollar Rate Segment, the commencement of the Interest Period with respect to such Segment until (but not including) the end of the applicable Interest Period or the date any Segment shall be Continued or be otherwise due at the then applicable Base Rate for Base Rate Segments or applicable Eurodollar Rate for Eurodollar Rate Segments, as elected by the Borrowers in the applicable Interest Rate Selection Notice or as deemed elected by the Borrowers or otherwise applicable to such Loan as provided herein; PROVIDED, HOWEVER, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise) or if any other Event of Default shall have occurred and be continuing hereunder, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such Event of Default occurred until the date such Event of Default is cured or waived.

         (b) Interest on each Eurodollar Rate Segment shall be computed on the basis of a year of 360 days and interest on each Base Rate Segment shall be computed on the basis of a year of 365/366 days, ands in each case calculated for the actual number of days elapsed. Interest on the Term Loan shall be paid
(i) quarterly in arrears on the last Business Day of each March, June, September and December commencing September 2000, with respect to each Base Rate Segment,
(ii) on the last day of the applicable Interest Period for each Eurodollar Rate Segment and, for any Eurodollar Rate Segment having an Interest Period extending beyond three (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and (iii) on the Term Loan Termination Date.

         2A.4 NON-CONFORMING PAYMENTS. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Term Loan, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds before 12:30 P.M. on the date such payment is due. The Borrowers shall give the Agent prior written notice of any such payment of principal, which notice shall specify (i) the date the payment will be made and
(ii) the Segment to which payment relates and which notice shall be given prior to 11:00 A.M. (A) in the case of Eurodollar Rate Segments, on the third Business Day preceding the payment and (B) in the case of Base Rate Loans, on the date of such payment. The Agent may, at the election of the Borrowers, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of any of the Borrowers with the Agent.

        (b) The Agent shall deem any payment made by or on behalf of the Borrowers hereunder that is not made both (i) in Dollars and in immediately available funds and (ii) prior to 12:30 P.M. on the date payment is due to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the later of (A) the time such funds become available funds and
(B) the next Business Day. Any non-conforming payment shall constitute a Default or Event of Default. The Agent shall give prompt telephonic or telefacsimile notice to the Borrowers if a non-conforming payment constitutes a Default or an Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

        (c) In the event that any payment hereunder or under the Notes evidencing the Term Loan becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; PROVIDED that interest shall continue to accrue during the period of any such extension.

         2A.5 NOTES. The portion of the Term Loan made by each Lender shall be evidenced by a Note in substantially the form of EXHIBIT J-3 payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Term Loan Commitment, which Note shall be dated the effective date of Amendment No. 5 or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrowers.

         2A.6 PRO RATA PAYMENTS. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Term Loan and fees payable under Section 2A.12 shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrowers for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrowers.

         2A.7 OPTIONAL PREPAYMENTS. The Borrower may prepay the Term Loan in whole or in part from time to time on any Business Day, without penalty or premium, upon at least three (3) Business Days' telephonic notice from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M., which notice shall be irrevocable. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not affect the validity of such telephonic notice. Any prepayment, shall be made at a prepayment price equal to
(i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment. All prepayments under this SECTION 2A.7 shall be made in the minimum principal amount of $1,000,000 or any integral multiple of $100,000 in excess thereof (or in the entire remaining principal balance of the Term Loan), and all such prepayments of principal shall be applied first to Base Rate Segments, if any, then outstanding and the balance, if any, to such Eurodollar Rate Segments as the Borrowers may elect in such notice of prepayment or, failing such election, as the Agent may elect.

         2A.8 MANDATORY PREPAYMENTS. In addition to the required payments of principal of the Term Loan set forth in SECTION 2A.2 and any optional payments of principal of the Term Loan effected under SECTION 2A.7, the Borrower shall make the following required prepayments of the Term Loan, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below:


                           (i) EQUITY  OFFERINGS.  Miller  shall make,  or shall
                  cause each applicable Subsidiary to make, an Apportioned Reduction of Credit Facilities prepayment from the Net Proceeds of any Equity Offering. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized

                  Representative   setting  forth  in   reasonable   detail  the
                  calculations utilized in computing the amount of the Net Proceeds.

                           (ii) DEBT  OFFERINGS.  Miller  shall  make,  or shall
                  cause each applicable Subsidiary to make, an Apportioned Reduction of Credit Facilities prepayment in connection with any Debt Offering. Each such prepayment shall be made within five (5) Business Days of receipt of any Net Proceeds from such Debt Offering and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                           (iii) ASSET  DISPOSITIONS.  In the event of any Asset
                  Disposition by Miller or any Subsidiary, Miller shall make, or shall cause each applicable Subsidiary to make, an Apportioned Reduction of Credit Facilities prepayment in connection with any Asset Disposition. Each such prepayment shall be made within five (5) Business Days of receipt of any proceeds of such Asset Disposition and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of such prepayment.

                  All mandatory prepayments made and allocable to the Term Loan Facility pursuant to this SECTION 2A.8 shall be applied to the principal amount remaining outstanding under the Term Loan (as adjusted to give effect to any prior payments or prepayments of principal) and shall be accompanied by payment by the Borrowers of accrued and unpaid interest on the amounts prepaid. In addition, the Total Term Loan Commitment shall be permanently reduced by the amount of each required prepayment of the Term Loan determined pursuant to the provisions of clauses (i), (ii) or (iii) above which is required as a mandatory prepayment of the Term Loan Facility. All prepayments under this
         SECTION 2A.8 shall be applied first to Base Rate Segments, if any, then outstanding and the balance, if any, to such Eurodollar Rate Segments as the Borrowers may elect in the related notice of prepayment or, failing such election, as the Agent may elect.

         2A.9 ADDITIONAL MANDATORY TERM LOAN COMMITMENT REDUCTION. On November 30, 2000, the Total Term Loan Commitment then in effect shall be automatically and permanently reduced by the positive difference, if any, of $3,000,000 MINUS the aggregate amount of permanent reductions in the Total Term Loan Commitment pursuant to occurring subsequent to July 26, 2000 and prior to November 30, 2000 resulting from a mandatory prepayment of Term Loan Outstandings in connection with the sale or other disposition of Designated Assets (pursuant to SECTION 2A.8). To the extent that the principal amount of Term Loan Outstandings exceeds the Total Term Loan Commitment after giving effect to such reduction, the Borrowers shall on such date prepay a principal amount of Term Loan Outstandings equal to such excess, together with accrued and unpaid interest on the amounts prepaid.

         2A.10 USE OF PROCEEDS. The proceeds of the Term Loan shall be used by the Borrowers and Guarantors to finance Capital Expenditures and letters of credit and for general working capital needs and other corporate purposes.

         2A.11 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Subject to the limitations set forth below and in ARTICLE V, the Borrowers may:

         (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. on any Business Day, Convert all or a part of Eurodollar Rate Segments to Base Rate Segments on the last day of the Interest Period for such Eurodollar Rate Segments; and

         (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. three (3) Business Days' prior to the date of such election or Conversion:

                  (i) elect a subsequent Interest Period for all or a portion of Eurodollar Rate Segments to begin on the last day of the then current Interest Period for such Eurodollar Rate Segments; and

                  (ii) Convert Base Rate Segments to Eurodollar Rate Segments on any Business Day.

         Each election and Conversion pursuant to this SECTION 2A.11 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in SECTIONS 2A.1 and ARTICLE V. The Agent shall give written notice to each Lender of such notice of election or Conversion prior to 3:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Segments shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         2A.12 TERM LOAN FACILITY FEE. The Borrowers agree to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a facility fee equal to 2.0% of Term Loan Outstandings on (i) November 30, 2000 and (ii) January 31, 2001.

                  (j) The  first  line of text  in  Article  VIII of the  Credit
Agreement following the headings is hereby amended by deleting the phrase "Revolving Credit Termination Date" and substituting in lieu thereof the phrase "Facility Termination Date".

                  (k) Section 8.1 Of the Credit Agreement is hereby amended and restated in its entirety as follows:


         8.1 FINANCIAL REPORTS, ETC. (a) As soon as practical and in any event within 90 days after the end of each Fiscal Year of Miller, deliver or cause to be delivered to the Agent and each

Lender (i) consolidated balance sheets of Miller and its Subsidiaries as at the end of such Fiscal Year, and the notes thereto, and the related consolidated statements of income, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing opinions of Arthur Andersen LLP, or other such independent certified public accountants selected by Miller and approved by the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of Miller and its Subsidiaries and without any exception not acceptable to the Required Lenders, and (ii) a certificate of an Authorized Representative demonstrating compliance with SECTIONS 9.1(A) through 9.1(D), 9.2 and 9.4, which certificate shall be in the form of EXHIBIT M;

         (b) as soon as practical and in any event within 45 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year), deliver to the Agent and each Lender (i) consolidated balance sheets of Miller and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income and stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period, and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of Miller and its Subsidiaries as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, in conformity with the standards set forth in GAAP with respect to interim financial statements, and (ii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to SECTION 8.1(a)(ii);

         (c) together with each delivery of the financial statements required by
SECTION 8.1(A)(I), deliver to the Agent and each Lender a letter from Miller's accountants specified in SECTION 8.1(A)(I) stating that in performing the audit necessary to render an opinion on the financial statements delivered under
SECTION 8.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrowers in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

         (d) as soon as practical and in any event within thirty (30) days after the end of each month, deliver to the Agent and each Lender a Borrowing Base Certificate in the form of EXHIBIT N;

         (e) promptly upon their becoming available to Miller, deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which Miller or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by Miller or any Subsidiary to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to Miller or any Subsidiary by independent accountants in connection with any annual, interim or special audit of Miller or any Subsidiary;

         (f) promptly deliver or cause to be delivered to the Agent written notice of any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which Miller or any of its Subsidiaries is a party or by which Miller or any Subsidiary thereof or any of their respective properties may be bound; and

        (g) promptly, from time to time, deliver or cause to be delivered to the Agent such other information regarding Miller's and any Subsidiary's operations, business affairs and financial condition as the Agent may reasonably request.

         The Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or, SUBJECT TO SECTION 12.1(F), to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement PROVIDED that notice is given to Miller if such information is delivered to a Person not enumerated herein.

         (l) Section 8.19(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         8.19     ADDITIONAL SUPPORT DOCUMENTS.

                           (a) Within fifteen (15) days after the end of each fiscal quarter, with respect to each Domestic Subsidiary acquired or created during such fiscal quarter cause to be delivered to the Agent for the benefit of the Lenders each of the following:

                                    (i)  a  Guaranty   executed   by  each  such
                           Domestic Subsidiary substantially in the form of EXHIBIT F hereto;

                                    (ii) a Security  Agreement of such  Domestic
                           Subsidiary  substantially  similar  to  the  Security
                           Agreement delivered by the existing Domestic Subsidiaries, together with such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Domestic Subsidiary as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

                                    (iii) a Negative Pledge  Agreement  executed
                           by each such Domestic Subsidiary substantially in the form of EXHIBIT I hereto;

                                    (iv) a  Pledge  Agreement  executed  by each
                           such Domestic Subsidiary's stockholders substantially in the form of EXHIBIT K-1 or K-2 hereto, as applicable, pledging 100% (or such lesser percentage as such Person shall own of any Partially-Owned Subsidiary) of the capital stock and related interests and rights of such Domestic Subsidiary, or other comparable instrument pledging or assigning to the Agent for the benefit of the Lenders all of the equity, membership or partnership interest of such Domestic Subsidiary;

                                    (v) stock certificates  representing 100% of
                           the capital stock and related interests and rights of each such Domestic Subsidiary, or other appropriate evidence of ownership of 100% of the equity, membership or partnership interest of each such Domestic Subsidiary, in each case together with duly executed stock powers or powers of assignment in blank affixed thereto, or in the case that any such Domestic Subsidiary is a partnership or other entity that has not issued certificates evidencing ownership of such partnership or other entity, the Collateral Assignment of Interests and Certificate and Receipt of Registrar of such entity with respect to the registration of the Lien on Assigned Interests so long as such assignment is not prohibited by the Governing Documents of such entity;

                                    (vi) an  opinion  of  counsel  to each  such
                           Domestic Subsidiary dated as of the date of delivery of the Guaranty, Security Agreement and other Loan Documents provided for in this SECTION 8.19(A) and addressed to the Agent and the Lenders, in form and substance substantially identical to the opinion of counsel delivered pursuant to SECTION 6.1(A)(II) on the Closing Date (including opinions covering the Security Agreement and the validity and perfection of the liens created thereunder), with respect to each Loan Party which is party to any Loan Document which such newly acquired or created Subsidiary is required to deliver or cause to be delivered pursuant to this
                           SECTION 8.19(A);

                                    (vii) current  copies of the  Organizational
                           Documents and Operating Documents of each such Domestic Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organizational Documents or Operating Documents, of the shareholders) of such Domestic Subsidiary authorizing the actions and the execution and delivery of documents described in this SECTION 8.19(A); and

                                    (viii) such other  documents and  agreements
                           as may be reasonably requested by the Agent, including but not limited to (A) an agreement or instrument granting power of attorney to VINtek (as defined in SECTION 8.24 below) and (B) a lockbox agreement or blocked account agreement in favor of the Agent, and any documents related thereto, in form and substance satisfactory to the Agent.

         (m) Section 8.24 Of the Credit Agreement is hereby amended and restated in its entirety as follows:

         8.24     ADDITIONAL COLLATERAL DOCUMENTS; AUDIT.

        (a) REAL PROPERTY COLLATERAL. The Borrowers agree that on or before September 30, 2000 (unless otherwise indicated), each will deliver, and will cause each Guarantor to deliver, and in the case of each of the Mortgages (as defined below), duly record or cause to be duly recorded, the following, in form and substance acceptable to the Agent:

                  (i) On or before August 31, 2000, Mortgages, Deeds of Trust or other similar documentation necessary to grant to the Agent for the benefit of the Agent and the Lenders a lien on the real property owned by each Borrower and each Guarantor (collectively, the "Mortgages") described below (subject only to existing liens approved by the Agent):

                           (A) Ooltewah, Tennessee real property owned by Miller Industries Towing Equipment, Inc.;

                           (B) Greeneville, Tennessee real property owned by Miller/Greeneville, Inc.;

                           (C) Mercer, Pennsylvania real property owned by Chevron, Inc.; and

                           (D)      Such  other   properties   as  described  on
                                    SCHEDULE 8.24 hereto.

                  (ii) Mortgagee title insurance policies from a title insurance company satisfactory to the Agent covering the Mortgages, in each case indicating the liens of the Mortgages are a first lien priority (subject only to existing liens approved by the Agent), containing no exceptions to coverage not acceptable to the Agent and providing a revolving credit endorsement and other endorsements required by Agent for such policy.

                  (iii) Surveys for each of the properties covered by the Mortgages.

                  (iv) Certification as to whether the location of each property is within any "special flood hazard" area within the meaning of the Federal Flood Disaster Protection Act of 1973.

                  (v) Appraisals from a certified Appraiser selected by the Borrowers and acceptable to the Agent for each of the properties covered by the Mortgages.

                  (vi) Environmental Reports on all real property covered by a Mortgage from an environmental firm satisfactory to Agent showing no environmental hazards with respect to such real property.

                  (vii) On or before August 31, 2000, legal opinions from counsel for the Borrowers in Pennsylvania, Tennessee, and in those states listed on SCHEDULE 8.24, with respect to the documents executed and delivered under this SECTION 8.24 and the perfection of the liens created thereby in form and substance satisfactory to the Agent.

                  (viii) Insurance policies or Certificates of Insurance, as the Agent may require, evidencing compliance by the Borrowers with the insurance requirements of this Agreement and the Security Instruments with respect to the properties covered by the Mortgages.

                  (ix) If any improvements (existing or proposed) on the real property covered by the Mortgages are or will be located in an area identified by the U.S. Department of Housing and Urban Development as an area having "special flood hazards," Borrowers shall furnish flood insurance acceptable to the Agent in an amount not less than the appraised value of the real property to be insured or if no appraisal for such property shall be obtained, in an amount acceptable to the Agent.

                  (x) UCC-11 search reports no older than thirty (30) days from the appropriate UCC filing office in the states where the Borrowers and Guarantors are doing business showing no liens or security interests on any assets of the Borrowers or Guarantors other than Permitted Liens.

                  (xi) Collateral Assignment of Lease covering the Road One Headquarters located at 7704 Basswood Drive, Chattanooga, Tennessee covered by the Lease Agreement dated August 6, 1997 between Dillard Limited Partnership, as landlord, and Road One, Inc., as lessee, together with a Landlord Consent, Waiver and Estoppel Certificate executed by the landlord satisfactory to Agent.

                  (xii) With respect to each leased location on which inventory (other than motor vehicles) or equipment (other than motor vehicles) in an amount deemed material by the Agent is located, a Collateral Assignment of Leases with respect to all real property owned by a Borrower or Guarantor and leased to others and all real property not owned by a Borrower or Guarantor and leased to a Borrower or Guarantor, together with, (i) on a best efforts basis by Borrowers and Guarantors, a Landlord Consent, Waiver and Estoppel Certificate executed by each landlord or tenant as applicable, and (ii) local counsel opinions covering perfection of liens in jurisdictions in which the Agent deems necessary.

                  (xiii) WITHIN SIXTY (60) DAYS after (a) the acquisition by a Borrower or any Guarantor of any real property or (b) the lease to or by a Borrower or any Guarantor of any real property described in clause (xii), in either case occurring after the date of Amendment No. 5, the Borrowers shall deliver, or shall cause the appropriate Guarantor to deliver, to the Agent the items listed in clauses (i) through (ix) or (xii), as applicable, with respect to such real property or lease, to the satisfaction of the Agent;


         PROVIDED that with respect to any real property which (i) is not and will not in the future be included in the Borrowing Base as Eligible Real Estate, as indicated by the Borrower on SCHEDULE 8.24 or by written notice to the Agent, as applicable, and (ii) has a net book value of less than $150,000 (computed by aggregating the value of all contiguous or near-contiguous properties which together constitute a single functional unit), (A) the Borrowers shall not be required to deliver those items listed in clauses (ii),
(iii), (v) and (vi), and (B) the Borrowers shall deliver to the Agent such documents and instruments as requested by the Agent to evidence that title to such property is held by a Borrower or Subsidiary and any exceptions to such title, including deeds and existing title insurance policies.

         (b) CERTIFICATE OF TITLE COLLATERAL. The Borrowers agree that each will deliver, and will cause each Guarantor to deliver, the following, in the time periods specified therefor:

                  (i) With respect to all property which is a motor vehicle or other good that is (A) covered by a certificate of title or other comparable instrument issued under a statute of a state under the law of which indication of a security interest on such certificate or instrument is required as a condition of perfection and (B) not subject to a purchase money Lien in favor of another creditor which is permitted by SECTION 9.3 hereof (collectively, whether such property is now owned or hereafter acquired, "Certificate of Title Property"), ON OR BEFORE JULY 26, 2000 the Borrowers will deliver, and will cause each Subsidiary which is a party to a Security Agreement to deliver, to the Agent the original certificates of title or other comparable instrument for all Certificate of Title Property owned by a Borrower or any such Subsidiary as of July 26, 2000. The Borrowers agree that the Agent shall engage VINtek, Inc. ("VINtek") as its agent and custodial administrator to administer and manage the certificates of title or other comparable documents and accomplish the perfection of liens in favor of the Agent and the Lenders on behalf of the Agent in the Certificate of Title Property, pursuant to a Custodial Administration Agreement dated as of July 26, 2000 among the Agent, the Borrowers, the

                           Guarantors, and VINtek (the "VINtek Agreement"), and that they shall execute and cause to be executed by the Guarantors an agreement or instrument satisfactory to VINtek and the Agent granting power of attorney to VINtek for the purpose of administering and managing such certificates of title or other comparable documents and perfecting such Liens. The Borrowers agree that all fees and expenses of VINtek, and all filing fees, taxes, and other amounts incurred in connection with such perfection and administration shall be paid by the Borrowers. The Agent and the Lenders agree that upon request of the Agent by the Borrowers, and subject to the consent of the Agent, the Agent will act and will cooperate with VINtek to effectuate a release of the Lien of the Agent and the Lenders with respect to certain Certificate of Title Property which is to be sold (subject to any mandatory prepayment applicable thereto under SECTION 2.3(B) and SECTION 2A.8).


                  (ii) Upon request by VINtek, and NOT LATER THAN FIVE (5) BUSINESS DAYS FOLLOWING RECEIPT THEREOF BY EITHER OF THE BORROWERS FROM VINTEK, the Borrowers shall execute and deliver, and will cause each Subsidiary which is a party to a Security Agreement to execute and deliver, to VINtek (i) all certificates of title or other comparable instruments which VINtek returns or delivers to the Borrowers and instructs the Borrowers to execute in order to accomplish perfection of the Liens on the Certificate of Title Property in favor of the Agent for the benefit of the Agent and the Lenders, (ii) any applications for notation of a security interest or other comparable forms required in conjunction with the executed certificates of title to accomplish perfection of such Liens on the Certificate of Title Property which VINtek delivers to and instructs the Borrowers to execute or cause to be executed, and (iii) such other certificates, agreements, notices or other items as VINtek or the Agent deem necessary to perfect such Liens on the Certificate of Title Property.

                  (iii) WITHIN TWENTY (20) DAYS after the acquisition by a Borrower or any Subsidiary which is a party to a Security Agreement of any Certificate of Title Property acquired after the date of Amendment No. 5, the Borrowers will, and will cause each Subsidiary to: (a) execute such certificate of title as may be required to indicate the security interest of the Agent thereon; (b) complete and execute any applications for notation of the Agent's security interest or other comparable forms required by the applicable state's law in conjunction with the executed certificates of title in order to perfect the Lien of the Agent for the benefit of the Agent and the Lenders in the Certificate of Title Property; and (c) file at its expense the items in subsections
                           (a) and (b), along with such other certificates, agreements, notices, or other comparable forms as may be necessary, with the appropriate Governmental Authority in the applicable jurisdiction in order to perfect such Lien.

                  (iv) The Borrower will cause the appropriate Governmental Authority to deliver directly to VINtek, or if delivered to a Borrower or any Subsidiary, cause to be delivered to VINtek WITHIN FIVE (5) BUSINESS DAYS after receipt thereof from the appropriate Governmental Authority by a Borrower or Subsidiary, either the original certificate of title with the Agent's Lien noted thereon or a newly issued certificate of title or comparable instrument, as applicable, with the Agent's Lien noted thereon, to be managed and administered in accordance with the VINtek Agreement.

         (c) FIELD AUDIT. The Borrowers further acknowledge and agree that, prior to the Facility Termination Date, the Agent and its representatives may undertake from time to time further field audits and/or valuations of the inventory, equipment, accounts receivable, fixed assets, and field audits of the internal controls of the Borrowers and the Guarantors and that the costs and expenses of these audits and valuations shall be paid by the Borrowers. The Borrowers agree to cooperate and cause the Guarantors to cooperate with the Agent and its representatives to facilitate completion of all such audits and valuations.

         (n) Section 8.25 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         8.25 FINANCIAL ADVISOR. The Borrowers shall at their expense engage on or before August 31, 2000 and thereafter retain a financial advisor acceptable to the Agent, for the purpose of advising and assisting the Borrowers in the evaluation of possible sales of assets.

         (o) The first line of text in ARTICLE IX of the Credit Agreement following the headings is hereby amended by deleting the phrase "Revolving Credit Termination Date" and substituting in lieu thereof the phrase "Facility Termination Date."

         (p) Section 9.1 Of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.1      FINANCIAL COVENANTS.

                  (a) CAPITAL EXPENDITURES. Make or become permitted to make Capital Expenditures in excess of $4,000,000 in the aggregate in any Fiscal Year of Miller ending after April 30, 2000, or in excess of $2,000,000 in any fiscal quarter ending on or after July 31, 2000 (on a non-cumulative basis, with the effect that amounts not expended in any period may not be carried forward to any other period).

                  (b) CONSOLIDATED FUNDED TOTAL INDEBTEDNESS TO CONSOLIDATED EBITDA. Permit the ratio of Consolidated Funded Total Indebtedness to Consolidated EBITDA to be greater than (i) 3.50 to 1.00 for the Fiscal Year ending April 30, 2001 and (ii) 3.00 to 1.00 for any Four-Quarter Period thereafter until the Facility Termination Date.

         (c) MINIMUM CONSOLIDATED EBITDA. Permit Consolidated EBITDA to be less than the following amounts for the following periods:

                                                                     Consolidated EBITDA
                           Period                                   Must Not be Less Than
                           ------                                ------------------------
         Fiscal quarter ending July 31, 2000:                          $ 3,800,000

         Fiscal quarter ending October 31, 2000:                       $ 5,600.000

         Fiscal quarter ending January 31, 2001:                       $ 8,500,000

         Fiscal quarter ending April 30, 2001:                         $10,800,000

         (q) Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.2 ACQUISITIONS. Enter into any agreement, contract, binding commitment or other arrangement providing for, or otherwise effect, any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition.

         (r) Section 9.3 of the Credit Agreement is Hereby Amended and Restated in Its Entirety as Follows:

         9.3 LIENS. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by Miller or any Subsidiary, other than Liens created in favor of the Agent and the Lenders under the Loan Documents and the following (collectively, the "Permitted Liens"):

                  (a) Liens  existing  as of the date hereof and as set forth in
         SCHEDULE 7.7;

                  (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

                  (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

                  (d) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (e) purchase money Liens to secure Indebtedness permitted under SECTION 9.4(D) and incurred to purchase fixed assets, provided such Indebtedness represents not less than 75% and not more than 100% of the purchase price of such assets as of the date of purchase thereof and no property other than the assets so purchased secures such Indebtedness;

                  (f) Liens arising in connection with Capital Leases permitted under SECTION 9.4(D) provided that no such Lien shall extend to any Collateral or to any other property other than the assets subject to such Capital Leases;

                  (g) Liens arising in connection with the Navistar Consignment Agreement and the Navistar Intercreditor Agreement; and

                  (h) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded) affecting real property, which do not interfere materially with the ordinary conduct of the business of Miller or any Subsidiary and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to Miller or any Subsidiary.

         (s) Section 9.4 of the Credit Agreement is Hereby Amended and Restated in Its Entirety as Follows:

         9.4 INDEBTEDNESS. Incur, create, assume or permit to exist any Indebtedness, howsoever evidenced, except the following (collectively the "Permitted Indebtedness"):

                 (a) Indebtedness existing as of the Closing Date as set forth in SCHEDULE 7.6; PROVIDED the outstanding principal amount of such Indebtedness shall not at any time exceed $1,000,000 in the aggregate; and PROVIDED, FURTHER, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

                  (b)  Indebtedness   owing  to  the  Agent  or  any  Lender  in
         connection with this Agreement, any Note or other Loan Document;

                  (c) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (d) purchase money Indebtedness described in SECTION 9.3 and obligations under Capital Leases in an aggregate principal amount outstanding at any time not to exceed the sum of (i) $300,000 and (ii) the aggregate amount of purchase money Indebtedness and obligations under Capital Leases existing as of the date of Amendment No. 5;

                  (e) obligations of Miller incurred in the ordinary course of business consistent with past practice directly or indirectly guaranteeing any trade account Indebtedness of any Subsidiary in an aggregate amount not to exceed $1,000,000 outstanding at any time;

                  (f)      the Guaranty permitted hereunder of Guarantors; and

                  (g) any Debt Offering, PROVIDED that the proceeds thereof are utilized to effect a mandatory prepayment as provided in SECTION 2.3(B) and SECTION 2A.8.

         (t) Section 9.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.5 TRANSFER OF ASSETS. Sell, lease, transfer or otherwise dispose of any assets of Miller or any Subsidiary other than:

                  (a) dispositions of inventory in the ordinary course of business;

                  (b) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of Miller, no longer best used or useful in its business or that of any Subsidiary;

                  (c) transfers of assets necessary to give effect to investment or merger or consolidation transactions permitted by SECTIONS 9.6 and 9.7; and

                  (d) transfers of machinery or equipment from Miller or a Subsidiary to any Foreign Subsidiary in the ordinary course of business consistent with past practice, which machinery or equipment has a book value which, when aggregated with the value of transactions with Foreign Subsidiaries permitted by clause (b) of SECTION 9.9, does not exceed $500,000 in any Fiscal Year;

                  (e) Asset Dispositions of a value not to exceed $200,000 for any one asset or $1,000,000 in the aggregate from the date of Amendment No. 5 for which there is made a mandatory prepayment pursuant to
         SECTION 2.3(B) and SECTION 2A.8; and

                  (f) Asset Dispositions of Designated Assets for which there is made a mandatory prepayment pursuant to SECTION 2.3(B) and SECTION 2A.8.

         (u) Section 9.6 Of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.6 INVESTMENTS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make any investment or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Miller and its Subsidiaries may maintain investments or invest in:

                  (a)      Eligible Securities;

                  (b) investments, including joint ventures, existing as of the date hereof and as set forth in SCHEDULE 7.4;

                  (c) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                  (d) investments in Miller Towing or in Guarantors;

                  (e) loans and advances to employees in the ordinary course of business of Miller in an aggregate amount outstanding at any one time not to exceed $200,000; and

                  (f) investments in conditional sales contracts or finance leases owned by Miller Financial and originated in connection with the financing by Miller Financial of sales of inventory in the ordinary course of business consistent with past practice.

         (v) Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.7 MERGER OR CONSOLIDATION. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it; PROVIDED, HOWEVER, (i) any Domestic Subsidiary of Miller may merge into or transfer all or substantially all of its assets into or consolidate with Miller, Miller Towing or any other wholly owned Guarantor, and (ii) any Foreign Subsidiary may merge into or transfer all or substantially all of its assets to or consolidate with Miller or any other Subsidiary.

         (w) Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.8 RESTRICTED PAYMENTS. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing.

         (x) Section 9.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         9.18 PREPAYMENTS, ETC. OF INDEBTEDNESS. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness.

         (b) amend, modify or change in any manner any term or condition of any Indebtedness described in SECTION 9.4(A) or any lease so that the terms and conditions thereof are less favorable to the Agent and the Lenders than the terms of such Indebtedness or leases as of the Closing Date.

         (y) Section 10.1(C) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         (c) if default shall be made in the performance or observance of any covenant set forth in SECTION 2.3(B), 2.12, 8.7, 8.11, 8.12, 8.19, 8.22, 8.24,
8.25 or ARTICLE IX; or

         (Z) SECTION 12.1 OF THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

         12.1 ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, its Term Loan Commitment and its Revolving Credit Commitment); PROVIDED, however, that

                  (i) each such assignment shall be to an Eligible Assignee;

                  (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $5,000,000 (or, if less, the entire remaining amount of the total of such Lender's Revolving Credit Commitment and Term Loan Commitment) in excess thereof;

                  (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Term Loan Facility, Revolving Credit Facility and Letter of Credit Facility and the Notes; and

                  (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of EXHIBIT B hereto, together with any Notes subject to such assignment and a processing fee of $3,500; PROVIDED, that in the case of contemporaneous assignments by a Lender to more than one fund managed by or advised by the same investment advisor (which funds are not then Lenders hereunder), only a single $3,500 fee shall be payable for all such contemporaneous assignments; and PROVIDED FURTHER, that no such fee shall be payable by any Lender in connection with the original issue of the Notes on the Closing Date.

         Upon execution, delivery and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrowers and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 5.6.

         (b) The Agent shall maintain at its address referred to in SECTION 12.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment and Term Loan Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations at its expense to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment, its Term Loan Commitment, or its Loans); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans and its Notes and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Revolving Credit Commitment or Term Loan Commitment) and (iv) the sale of any such participation which requires the Borrowers to file a registration statement with federal or state regulatory authorities shall not be permitted.


         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal

Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning Miller or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) so long as such Lender shall require in writing (which writing names the Borrowers as third party beneficiaries thereof) any such assignee or participant or prospective assignee or participant to maintain the confidentiality of any information delivered to it which is not publicly available.

         (g) The Borrowers may not assign, nor shall they cause, suffer or permit any Guarantor to assign, any rights, powers, duties or obligations under this Agreement or the other Loan Documents without the prior written consent of all the Lenders.

                  (aa) SECTION 12.6 OF THE CREDIT AGREEMENT is hereby amended by adding at the beginning of clause (v) thereof the following phrase, "except as otherwise provided for herein,"

                  (bb) A NEW SECTION 12.6A IS HEREBY ADDED TO THE CREDIT AGREEMENT IMMEDIATELY FOLLOWING SECTION 12.6 WHICH SHALL READ AS FOLLOWS:

         12.6A. RELEASE OF LIENS. The Agent is hereby authorized, at the request and expense of the Borrowers, (a) to release the Liens arising under the Security Instruments as may be necessary to effectuate any Asset Disposition or Debt Offering otherwise permitted hereunder, and (b) to release any Guaranty of any Subsidiary all or substantially all of the capital stock of which or other equity interests in which are being sold in an Asset Disposition otherwise permitted hereunder.

                  (cc) EXHIBIT A TO THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS SET FORTH ON ANNEX I ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                  (dd) EXHIBIT B TO THE CREDIT  AGREEMENT IS HEREBY  AMENDED AND
RESTATED IN ITS ENTIRETY AS SET FORTH ON ANNEX II ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                  (ee) EXHIBIT G TO THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS SET FORTH ON ANNEX III ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                  (ff) EXHIBIT J-1 TO THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS SET FORTH ON ANNEX IV ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                  (gg) EXHIBIT J-3, IN THE FORM OF ANNEX V ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, IS MADE A PART OF THE CREDIT AGREEMENT.

                  (hh) EXHIBIT M TO THE CREDIT  AGREEMENT IS HEREBY  AMENDED AND
RESTATED IN ITS ENTIRETY AS SET FORTH ON ANNEX VI ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                  (ii) EXHIBIT N, IN THE FORM OF ANNEX VII ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, IS MADE A PART OF THE CREDIT AGREEMENT.

                  (jj) SCHEDULE 8.24 TO THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS SET FORTH ON ANNEX VIII ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

         3. CONTINUING EFFECT OF LOAN DOCUMENTS. (a) Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

         (b) Each of the Borrowers and Guarantors hereby acknowledge and agree that each of the Security Instruments (i) remains in full force and effect and is hereby reaffirmed, (ii) continues to secure all of the Obligations of the
Borrowers and the Guarantors' Obligations pursuant to the Guaranty, as applicable, and (iii) notwithstanding anything to the contrary in any Security Instrument, shall remain in effect until the Facility Termination Date.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that:

                  a. The representations and warranties made by the Borrowers in
         ARTICLE VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except that the financial statements referred to in SECTION 7.6(A) shall be those most recently furnished to each Lender pursuant to SECTIONS 8.1(A) AND (B) of the Credit Agreement.

                  b. The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof.

                  c. There has been no material adverse change in the business, properties, prospects, operations or condition, financial or otherwise, of Miller and its Subsidiaries since the date of the most recent financial reports of Miller received by each Lender under SECTION 8.1 of the Agreement; and

                  d. No event has occurred and no condition exists which has not been waived which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until the Agent has received to its satisfaction each of the following:

                  a. five (5) counterparts of this Amendment Agreement executed by the Borrowers, the Guarantors, the Agent and the Lenders;

                  b. the duly executed (i) amended and restated Notes in the form of EXHIBITS J- 1 to the Credit Agreement with respect to the Revolving Credit Facility, issued in substitution for and as a modification of the Notes issued prior to the date hereof, and (ii) new Notes in the form of Annex V hereto with respect to the Term Loan Facility;

                  c. a Borrowing Base Certificate calculated with respect to values as of June 30, 2000, except in the case of the values of assets of Road One, Inc. and its Subsidiaries which shall be calculated with respect to values as of May 31, 2000, which shall constitute the Borrowing Base Certificate until July 31, 2000;

                  d. an opinion of counsel to the Borrowers and the Guarantors acceptable to the Agent with respect to the Amendment and the Notes;

                  e. payment of all fees then due to the Agent and the Lenders in connection with the execution and delivery of this Amendment, including but not limited to (i) an upfront amendment fee equal to 0.50% of $140,000,000 (the sum of the Total Revolving Credit Commitment PLUS the Total Term Loan Commitment) payable to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, and (ii) fees and expenses of counsel to the Agent and the Lenders;

                  f. delivery by the Borrowers of the documents and instruments described in SECTION 8.24 of the Credit Agreement and required to be delivered on or prior to the date hereof;

                  g.   a   fully   executed   counterpart   of   the   Custodial
         Administration Agreement among Borrowers, Guarantors, VINtek, Inc., and the Agent;

                  h. a fully executed agreement or instrument by the Borrowers and Guarantors granting power of attorney to VINtek, Inc, in form and substance satisfactory to VINtek and the Agent, for the purpose of performing its obligations under the Custodial Administration Agreement;

                  i. a certificate from the Borrowers and the Guarantors certifying as to:

                           (i)      Articles of Incorporation (certified)
                           (ii)     Bylaws
                           (iii)    Resolutions   of  the  Board  of   Directors
                                    authorizing the execution, delivery, and performance of this Amendment, including the Term Loan Facility, and the agreements and instruments described in clauses (b), (g),
                                    (h), (j) and (k);

                  j. execution by the Borrowers of one or more lockbox agreements, and any documents related thereto or deemed necessary by the Agent in conjunction therewith

         (collectively, the "Lockbox Agreements"), in form and substance satisfactory to the Agent; PROVIDED, HOWEVER, that such Lockbox Agreements shall not be deemed delivered until the occurrence of an Event of Default;

                  k. such other documents, instruments and certificates as reasonably requested by the Agent.


         6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         9. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

         10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. CREDIT AGREEMENT. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         12. RELEASE. Borrowers and Guarantors acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay in full the indebtedness outstanding under the Credit Agreement and the Notes and the other Loan Documents. In consideration for the execution of this Amendment Agreement, Borrowers and Guarantors do hereby release and forever discharge the Agent and the Lenders and all of their officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, which might be asserted against the Agent or the Lenders based on actions or events occurring on or prior to the date of this Amendment Agreement. This release applies to all matters arising out of or relating to the Credit Agreement and the other Loan Documents and the lending, deposit and borrowing relationships between the Borrowers, the Guarantors, the Agent and the Lenders, including the administration, collateralization, and funding thereof.

         13. NO NOVATION. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrower under the Credit Agreement (i) evidenced by the Notes shall continue to be evidenced by either new Notes or amended and restated Notes issued by the Borrower hereunder in substitution for, and not payment or novation of, the Notes and (ii) shall continue to be secured by the "Collateral" as defined in the Credit Agreement and the Borrower acknowledges and agrees that the "Collateral" as defined in the Existing Credit Agreement shall continue to constitute "Collateral" hereunder and remains subject to a security interest in favor of the Agent for the benefit of itself and the Lenders and to secure the liabilities of the Borrower re-evidenced by this Agreement and the other Loan Documents.

         14. DEFAULT WAIVER. Effective as of the date hereof, the Agent and the Lenders hereby waive any Default or Event of Default resulting from any violation by the Borrowers of any provision of SECTION 9.1 of the Credit Agreement for the reporting period of the Borrowers ending April 30, 2000. This waiver shall be a one-time waiver covering the period ended April 30, 2000 and shall in no way serve to waive any obligations of the Borrowers other than as expressly set forth above.

         15. EFFECTIVE DATE OF AMENDMENT. This Amendment Agreement is effective as of the date hereof, PROVIDED that the amendment and restatement of the definition of "Stated Termination Date" contained in SECTION 2(B) hereof shall be effective as of April 30, 2000.

         16. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

         17. EXPENSES. The Borrowers agree to pay to the Agent all reasonable costs and expenses (including without limitation legal fees and expenses) incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

         18. LENDERS. Each of the financial institutions signatory hereto as a Lender (and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to SECTION 12.1 of the Credit Agreement ) shall be deemed a "Lender" and party to the Credit Agreement and other Loan Documents and shall be entitled to all rights and benefits described therein, be bound by the provisions thereof and perform all obligations as a Lender thereunder.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   BORROWERS:

                                    MILLER INDUSTRIES, INC.


                                    By:   /s/ J. Vince Mish
                                    Name: J. Vince Mish
                                    Title: VP


                                    MILLER INDUSTRIES TOWING EQUIPMENT INC.


                                    By:   /s/ J. Vince Mish
                                    Name: J. Vince Mish
                                    Title: VP

                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 1 OF 6

                                   GUARANTORS:

                                     ACKERMAN WRECKER SERVICE, INC.
                                     A-EXCELLENCE TOWING CO.
                                     ALL AMERICAN TOWING SERVICES, INC.
                                     ALLIED GARDENS TOWING, INC.
                                     ALLIED TOWING AND RECOVERY, INC.
                                     ALTAMONTE TOWING, INC.
                                     ANDERSON TOWING SERVICE, INC.
                                     APACO, INC.
                                     APPLE TOWING CO., INC.
                                     ARROW WRECKER SERVICE, INC.
                                     A TO Z ENTERPRISES, INC.
                                     B&B ASSOCIATED INDUSTRIES, INC.
                                     B-G TOWING, INC.
                                     BEAR TRANSPORTATION, INC.
                                     BEATY TOWING & RECOVERY, INC.
                                     BERT'S TOWING RECOVERY
                                           CORPORATION
                                     BILL GERLOCK TOWING CO.
                                     BOB BOLIN SERVICES, INC.
                                     BOB'S AUTO SERVICE, INC.
                                     BOB VINCENT AND SONS WRECKER SERVICE, INC.
                                     BOULEVARD & TRUMBULL TOWING, INC.
                                     BREWER'S, INC.
                                     BRYRICH CORPORATION
                                     C&L TOWING SERVICES, INC.
                                     CAL WEST TOWING, INC.
                                     CEDAR BLUFF 24 HOUR TOWING, INC.
                                     CENTRAL VALLEY TOWING, INC.
                                     CENTURY HOLDINGS, INC.
                                     CHAD'S, INC.
                                     CHAMPION CARRIER CORPORATION
                                     CHEVRON, INC.
                                     CHICAGO METRO SERVICES, INC.
                                     CLARENCE CORNISH AUTOMOTIVE SERVICE, INC.
                                     CLEVELAND VEHICLE DETENTION CENTER, INC.
                                     COLEMAN'S TOWING & RECOVERY, INC.
                                     COMPETITION WHEELIFT, INC.
                                     D.A. HANELINE, INC.
                                     DVR TOWING & RECOVERY, INC.




                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 2 OF 6

                                     DICK'S TOWING & ROAD SERVICE, INC.
                                     DOLLAR ENTERPRISES, INC.
                                     ON'S TOWING, INC.
                                     DUGGER'S SERVICES, INC.
                                     DUN-RITE TOWING, INC.
                                     DURU, INC.
                                     E.B.T., INC.
                                     EXPORT ENTERPRISES, INC.
                                     GARY'S TOWING & SALVAGE POOL, INC.
                                     GOLDEN WEST TOWING EQUIPMENT,
                                              INC.
                                     GOOD MECHANIC AUTO CO. OF
                                              RICHFIELD, INC.
                                     GREAT AMERICA TOWING, INC.
                                     GREG'S TOWING, INC.
                                     H&H TOWING ENTERPRISES, INC.
                                     HALL'S TOWING SERVICE, INC.
                                     HENDRICKSON TOWING, INC.
                                     H.M.R. ENTERPRISES, INC.
                                     INTERSTATE TOWING & RECOVERY, INC.
                                     JENKINS WRECKER SERVICE, INC.
                                     JENNINGS ENTERPRISES, INC.
                                     KAUFF'S, INC.
                                     KAUFF'S OF FT. PIERCE, INC.
                                     KAUFF'S OF MIAMI, INC.
                                     KAUFFS OF PALM BEACH, INC.
                                     KEN'S TOWING, INC.
                                     KING AUTOMOTIVE & INDUSTRIAL
                                              EQUIPMENT, INC.
                                     LANCE WRECKER SERVICE, INC.
                                     LAZER TOW SERVICES, INC.
                                     LEVESQUE'S AUTO SERVICE, INC.
                                     LEWIS WRECKER SERVICE, INC.
                                     LINCOLN TOWING ENTERPRISES, INC.
                                     M&M TOWING AND RECOVERY, INC.
                                     MAEJO, INC.
                                     MEL'S ACQUISITION CORP.
                                     MERL'S TOWING SERVICE, INC.
                                     MID AMERICA WRECKER & EQUIPMENT
                                              SALES, INC. OF COLORADO
                                     MIKE'S WRECKER SERVICE, INC.
                                     MILLER FINANCIAL SERVICES GROUP, INC.
                                     MILLER/GREENEVILLE, INC.
                                     MILLER INDUSTRIES DISTRIBUTING, INC.


                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 3 OF 6

                                     MILLER INDUSTRIES INTERNATIONAL,
                                              INC.
                                     MOORE'S SERVICE & TOWING, INC.
                                     MOORE'S TOWING SERVICE, INC.
                                     MOSTELLER'S GARAGE, INC.
                                     MURPHY'S TOWING, INC.
                                     OFFICIAL TOWING, INC.
                                     O'HARE TRUCK SERVICE, INC.
                                     PETE'S A TOWING, INC.
                                     PIPES ENTERPRISES, INC.
                                     PRO-TOW, INC.
                                     PULLEN'S TRUCK CENTER, INC.
                                     PURPOSE, INC.
                                     RAR ENTERPRISES, INC.
                                     RANDY'S HIGH COUNTRY TOWING, INC.
                                     RAY HARRIS, INC.
                                     RMA ACQUISITION CORP.
                                     RRIC ACQUISITION CORP.
                                     RAY'S TOWING, INC.
                                     RECOVERY SERVICES, INC.
                                     RETRIEVER TOWING, INC.
                                     ROAD BUTLER, INC.
                                     ROAD ONE, INC.
                                     ROADONE EMPLOYEE SERVICES, INC.
                                     ROAD ONE INSURANCE SERVICES, INC.
                                     ROAD ONE SERVICE, INC.
                                     ROADONE SPECIALIZED TRANSPORTATION, INC.
                                     ROADONE TRANSPORTATION AND LOGISTICS, INC.
                                     RONNY MILLER WRECKER SERVICE INC.
                                     SANDY'S AUTO & TRUCK SERVICE, INC.
                                     SAKSTRUP TOWING, INC.
                                     SONOMA CIRCUITS, INC.
                                     SOUTHERN WRECKER CENTER, INC.
                                     SOUTHERN WRECKER SALES, INC.
                                     SOUTHWEST TRANSPORT, INC.
                                     SPEED'S AUTOMOTIVE, INC.
                                     SPEED'S RENTALS, INC.
                                     SROGA'S AUTOMOTIVE SERVICES, INC.
                                     SUBURBAN WRECKER SERVICE, INC.
                                     TEAM TOWING AND RECOVERY, INC.
                                     TED'S OF FAYVILLE, INC.


                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 4 OF 6

                                     TEXAS TOWING CORPORATION
                                     THOMPSON'S WRECKER SERVICE, INC.
                                     TOW PRO CUSTOM TOWING & HAULING, INC.
                                     TREASURE COAST TOWING, INC.
                                     TRUCK SALES & SALVAGE CO., INC.
                                     WES'S SERVICE INCORPORATED
                                     WESTERN TOWING; MCCLURE/EARLEY
                                              ENTERPRISES, INC.
                                     WHITEY'S TOWING, INC.
                                     WILTSE TOWING, INC.
                                     ZEBRA TOWING, INC.
                                     ZEHNER TOWING & RECOVERY, INC.



                                      By:  /s/ J. Vince Mish
                                      Name: J. Vince Mish
                                      Title: Attorney-in-fact


                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 5 OF 6

                                      AGENT AND LENDERS:

                                      BANK OF AMERICA, N.A.
                                      SUCCESSOR TO NATIONSBANK, N.A.,
                                      as Agent for the Lenders and as a Lender

                                      By: /s/ Sybil H. Weldon
                                      Name: Sybil H. Weldon
                                      Title: Senior Vice President




                                      WACHOVIA BANK, N.A.

                                      By:   /s/ John Tibe
                                      Name: John Tibe
                                      Title: Vice President



                                      AMSOUTH BANK, FORMERLY KNOWN AS
                                      FIRST AMERICAN NATIONAL BANK

                                      By:   /s/ P. Ryma Murphy
                                      Name: P. Ryma Murphy
                                      Title: S.R. V.P.


                                      SUNTRUST BANK

                                       By: /s/ Jon C. Long
                                       Name: Jon C. Long
                                       Title: Vice President


                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 6 OF 6

                                     ANNEX I

                                  NEW EXHIBIT A

                                    EXHIBIT A

                        Applicable Commitment Percentages



Lender                                   Revolving               Term                        Applicable
------                                     Credit                 Loan                       Commitment
                                         Commitment            Commitment                    Percentage
                                         ----------            ----------                    ----------

Bank of America, N.A                $   62,428,571.43     $   13,571,428.57                54.2857142857%

Wachovia Bank, N.A                  $   19,714,285.71     $    4,285,714.29                17.1428571429%

AmSouth Bank, f/k/a
First American National Bank        $   16,428,571.43     $    3,571,428.57                14.2857142857%

SunTrust Bank                       $   16,428,571.43     $    3,571,428.57                14.2857142857%

                                    ANNEX II

                                  NEW EXHIBIT B

                        Form of Assignment and Acceptance

                                             DATED                ,
                                                   ---------------  ----

         Reference is made to the Credit Agreement dated as of January 30, 1998 (as from time to time amended, restated, supplemented, modified, or replaced, the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware Corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement), and Bank of America, N.A., successor to NationsBank, National Association, as Agent for the Lenders ("Agent"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, WITHOUT RECOURSE and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest in the Term Loan Commitment and the Revolving Credit Commitment specified on SCHEDULE 1. After giving effect to such sale and assignment, the Assignee's Revolving Credit Commitment and Term Loan Commitment and the amount of the Loans owing to the Assignee will be as set forth on
SCHEDULE 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Revolving Credit Commitment and Term Loan Commitment, respectively, assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Revolving Credit Commitment and Term Loan Commitment retained by the Assignor, if any, as specified on SCHEDULE 1.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
SECTION 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under SECTION 5.6.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent and approval by Miller if required under the Credit Agreement. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by the Agent and approval by Miller if required under the Credit Agreement, unless otherwise specified on SCHEDULE 1.

         5. Upon such acceptance and recording by the Agent and approval by Miller if required under the Credit Agreement, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by the Agent and approval by Miller if required under the Credit Agreement, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of SCHEDULE 1 to this Assignment and Acceptance by telefacsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance and SCHEDULE 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                         [NAME OF ASSIGNOR], as Assignor


                          By:
                             -----------------------------------------------
                          Title:

                          Dated:            , 20 _
                                 -----------



                         [NAME OF ASSIGNEE], as Assignee


                          By:
                             ------------------------------------------------
                          Title:

                          Lending Office:




Accepted [and Approved] *
this ___ day of ___________, 20 _

BANK OF AMERICA, N.A., as Agent


By:
   -----------------------------
Title:


[Approved this ____ day
of ____________, 20__

MILLER INDUSTRIES, INC.

By:                         ]*
   ------------------------
Title:

* Required if the  Assignee is an Eligible  Assignee  solely by reason of clause
(iii) of the definition of "Eligible Assignee".

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

a. Revolving Credit Facility:

         Percentage interest of Revolving Credit Commitment assigned:  ________%

         Assignee's Revolving Credit Commitment:                                        $_______
         Aggregate outstanding principal amount of
         Revolving Loans assigned:                                                      $_______

         Principal amount of Revolving Note payable
           to Assignee:                                                                 $_______

         Principal amount of Revolving Note payable
           to Assignor:                                                                 $_______


b. Term Loan Facility

         Percentage interest of Term Loan Commitment assigned:                          ________%

         Assignee's Term Loan Commitment:                                               $_______
         Aggregate outstanding principal amount of
         Term Loans assigned:                                                           $_______

         Principal amount of Term Note payable
           to Assignee:                                                                 $_______

         Principal amount of Term Note payable
           to Assignor:                                                                 $_______



         Effective Date (if other than date
            of acceptance by Agent):                                                    _______, 20__

                                    ANNEX III

                                  NEW EXHIBIT G

                     Form of Interest Rate Selection Notice

To:      Bank of America, N.A.,
         as Agent
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention:  Agency Services
         Telefacsimile:  (704) 388-9436

            Reference is hereby made to the Credit Agreement dated as of January 30, 1998 among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement), and Bank of America, N.A., successor to NationsBank, National Association, as Agent for the Lenders ("Agent"), as from time to time amended, restated, supplemental, modified or replaced (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

            The Borrowers through their Authorized Representative hereby give notice to the Agent of the following selection of a type of Loan or Segment and Interest Period:

Type of Loan                      Interest                Aggregate
(check one)                       Period(1)               Amount(2)                  Date of Loan(3)
 ---------                        ------                  ------                     ------------
a. Revolving Credit Loans:
   ----------------------

Base Rate Loan                    ______                  _________                  ____________

Eurodollar Rate Loan              ______                  _________                  ____________

b. Term Loan Segment:
   -----------------

Base Rate Loan                    ______                  _________                  ____________

Eurodollar Rate Loan              ______                  _________                  ____________

--------------------------------------------------

(1) For any Eurodollar Rate Loan or Eurodollar Rate Segment, one, two, three or six months.
(2) Must be $2,000,000 or if greater an integral multiple of $1,000,000, unless a Base Rate Refunding Loan.

(3) At least three (3) Business Days later if a Eurodollar Rate Loan or Eurodollar Rate Segment.


                                        MILLER INDUSTRIES, INC.
                                        MILLER INDUSTRIES TOWING EQUIPMENT INC.

                                        BY:___________________________________
                                                Authorized Representative

                                        DATE:_________________________________

                                    ANNEX IV

                                   EXHIBIT J-1

                             Form of Revolving Note

                      Amended and Restated Promissory Note
                                (Revolving Loan)

$__________________________                          Charlotte, North Carolina
                                                             -------  --, ----


         FOR VALUE RECEIVED, MILLER INDUSTRIES, INC., a Tennessee corporation having its principal place of business located in Ooltewah, Tennessee ("Miller") and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation having its principal place of business located in Ooltewah, Tennessee ("Miller Towing") (Miller and Miller Towing each are referred to as a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of ________________________________ (the "Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Credit Agreement dated as of January 30, 1998 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended, supplemented or restated and in effect from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America in immediately available funds, the principal amount of ___________________________ DOLLARS ($___________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLE II of the Agreement. All or any portion of the principal amount of Revolving Loans may be prepaid or required to be prepaid as provided in the Agreement.

         Each Borrower shall be jointly and severally liable as a primary obligor.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereafter shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to SECTION 2.2(A) of the Agreement or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.


                                     J-1-1

         In the event any amount evidenced by this Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees and disbursements, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Note is one of the Notes referred to in the Agreement evidencing Revolving Loans and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. The obligations evidenced hereby are secured by the Security Instruments. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         This Note is given as a substitution of, and not as a payment of, the obligations of the Borrowers under the existing Note dated January 30, 1998 of the Borrower payable to the Lender (the "Existing Note"), other than those evidenced by the Note issued in connection with the Term Loan. The indebtedness, liabilities and obligations owing by the Borrower under the Existing Note continue to be evidenced by this Note delivered in substitution for, and not payment or novation of, the Existing Note.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         This Note shall be governed by and construed in accordance with the law of the State of Georgia.

                            [SIGNATURE PAGE FOLLOWS.]

                                     J-1-2

         IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.



                                            MILLER INDUSTRIES, INC.

ATTEST:


                    Seceretary              By:
--------------------                             -----------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

(SEAL)



                                         MILLER INDUSTRIES TOWING EQUIPMENT INC.

ATTEST:

                                          By:
                                             ----------------------------------
                         Secretary        Name:
-------------------------                      --------------------------------
                                          Title:
                                                -------------------------------

(SEAL)




                                     J-1-3

                                     ANNEX V

                                   EXHIBIT J-3

                                Form of Term Note

                                 Promissory Note
                                   (Term Loan)

$__________________________                        Charlotte, North Carolina
                                                           -------  --, ----


         FOR VALUE RECEIVED, MILLER INDUSTRIES, INC., a Tennessee corporation having its principal place of business located in Ooltewah, Tennessee ("Miller") and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation having its principal place of business located in Ooltewah, Tennessee ("Miller Towing") (Miller and Miller Towing each are referred to as a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of ________________________________ (the "Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Credit Agreement dated as of January 30, 1998 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended, supplemented or restated and in effect from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America in immediately available funds, the principal amount of ____________________________ DOLLARS ($___________) on the Term Loan Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLE II of the Agreement. All or any portion of the principal amount of the Term Loan may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.


                                     J-3-1

         This Note is one of the Notes referred to in the Agreement evidencing the Term Loan and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term Loan evidenced hereby was made and is to be repaid. The obligations evidenced hereby are secured by the Security Instruments. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         The indebtedness evidenced by this Note constitutes a continuation and modification of a portion of that indebtedness previously outstanding under the Revolving Credit Facility. This Note is given as a substitution of, and not as a payment of, the existing Note dated January 30, 1998 of the Borrower payable to the Lender (the "Existing Note"). All of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Note shall continue and be evidenced in part by this Note delivered in partial substitution for, and not payment or novation of, the Existing Note.

         This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                            [SIGNATURE PAGE FOLLOWS.]

                                     J-3-2

         IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.



MILLER INDUSTRIES, INC.

ATTEST:

                                            By:
-------------------------------------          ------------------------------
                        Secretary           Name:
------------------------                         ----------------------------
                                            Title:
                                                  ---------------------------

(SEAL)



MILLER INDUSTRIES TOWING EQUIPMENT INC.

ATTEST:

                                            By:
-------------------------------------          ------------------------------
                         Secretary          Name:
-------------------------                        ----------------------------
                                            TITLE:
                                                  ---------------------------

(SEAL)

                                     J-3-3

                                    ANNEX VI

                                  NEW EXHIBIT M

                             Compliance Certificate

Bank of America, N.A., successor
  to NationsBank, N.A.
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436


         Reference is hereby made to the Credit Agreement dated as of January 30, 1998 (, as from time to time amended, restated, modified, replaced, or supplemented the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement) and Bank of America, N.A., successor to NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _____________, 20___ (the "Determination Date") as follows:

1.       Calculations


         A.       Compliance with Section 9.1(a): Capital Expenditures

                           TOTAL FOR FISCAL QUARTER: __________________
                           TOTAL FOR FISCAL YEAR:    __________________

                  REQUIRED:         MAXIMUM OF $2,000,000 IN ANY FISCAL QUARTER.
                  --------
                    MAXIMUM OF $4,000,000 IN ANY FISCAL YEAR.

         B. Compliance with Section 9.1(b): Consolidated Funded Total Indebtedness to Consolidated EBITDA

                  1.  Consolidated Funded Total Indebtedness                     $__________
                  2.  Consolidated EBITDA for such FOUR-QUARTER PERIOD           $__________
                                                   -------------------
                           a.    Consolidated Net Income            $__________
                           b.    Consolidated Interest Expense      $__________
                           c.    Taxes on income                    $__________
                           d.    Amortization                       $__________

                           e.    Depreciation                       $__________
                           f.    Non-recurring noncash
                                 restructuring charges (if approved)$__________
                           g.    Net gains on the collection of
                                 proceeds of life insurance
                                 policies                           $__________
                           h.    Write-ups of any assets other than
                                 permitted by FAS 16                $__________
                           i.    Other extraordinary net gains
                                 or credits                         $__________

                           TOTAL ([a + b +c + d + e + f] -
                                        [g + h + i]                                       $__________

                  3.       Ratio of B.2 to B.1                                            ____ to ____

                  REQUIRED:   1.   LINE 3 MUST NOT BE MORE THAN 3.50
                              TO 1.00 FOR FISCAL YEAR ENDING APRIL 30, 2001

                              2.   LINE 3 MUST NOT BE MORE THAN 3.00
                              TO 1.00 FOR ANY FOUR-QUARTER PERIOD ENDING
                              APRIL 30, 2001

         C.       Compliance with Section 9.1(c): Minimum Consolidated EBITDA

                  1.       Consolidated EBITDA for such fiscal QUARTER just ended         $__________
                                                               -------
                           a.    Consolidated Net Income            $__________
                           b.    Consolidated Interest Expense      $__________
                           c.    Taxes on income                    $__________
                           d.    Amortization                       $__________
                           e.    Depreciation                       $__________
                           f.    Non-recurring noncash
                                 restructuring charges (if approved)$__________
                           g.    Net gains on the collection of
                                 proceeds of life insurance
                                 policies                           $__________
                           h.    Write-ups of any assets other than
                                 permitted by FAS 16                $__________
                           i.    Other extraordinary net gains
                                 or credits                         $__________

                           TOTAL ([a + b +c + d + e + f] -
                                        [g + h + i]                                       $__________

                  Required:         July 31, 2000: $3,800,000
                                    October 31, 2000: $5,600,000
                                    January 31, 2001: $8,500,000
                                    April 30, 2001: $10,800,000

         D.       Compliance with Section 9.4(a): Existing Indebtedness

                  1.       Existing Indebtedness                                        $__________

                  Required:         Not More Than $1,000,000 Outstanding
                                    At Any Time


         E. Compliance with Section 9.4(d): Purchase Money Indebtedness and Capital Lease Obligations

                  1.       Purchase money and Capital Lease obligations                 $__________

                  Required:         Not More Than the Sum of (I) $300,000
                                    and (Ii) the Aggregate Amount of Purchase
                                    Money Indebtedness and Obligations Under
                                    Capital Leases Existing as of the Date of
                                    Amendment No. 5.

         F.       Compliance with Section 9.4(e): Guarantees of Trade
                  Account Indebtedness

                  1.       Guarantees of trade account indebtedness                     $__________

                  Required:         Not More Than $1,000,000 Outstanding
                                    At Any Time


2.       No Default

                  A. Since __________ (the date of the last similar certification), (a) the Borrowers have not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in ARTICLE X of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrowers propose to take the following action with respect to such Default or Event of Default:
         ______________________________________________________.
         (NOTE, if no Default or Event of Default has occurred, insert "Not Applicable").

         The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with SECTION 8.1 of the Agreement.

         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 20___.




                                            By:
                                                Authorized Representative
                                            Name:
                                            Title:

                                    ANNEX VII

                                    EXHIBIT N

Borrowing Base Certificate

Bank of America, N.A., successor
  to NationsBank, N.A.
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436


         Reference is hereby made to the Credit Agreement dated as of January 30, 1998, (as from time to time amended, restated, modified, replaced, or supplemented the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement) and Bank of America, N.A., successor to NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _____________, 20___ (the "Determination Date") as follows:


                  AVAILABILITY UNDER REVOLVING CREDIT FACILITY

I.
                                                                                            Borrowing
Asset                               Gross       Ineligible       Eligible      Advance %   Base Amount
-----                               -----       ----------       --------      ---------   -----------
1. Inventory                        ______      ______          ______         ______           ______
         a.                         ______      ______          ______         ______           ______
         b                          ______      ______          ______         ______           ______
         c.                         ______      ______          ______         ______           ______

Total Inventory:                    ______      ______          ______         ______           ______


2. Receivables:                     ______      ______          ______         ______           ______
         a.                         ______      ______          ______         ______           ______
         b                          ______      ______          ______         ______           ______
         c.                         ______      ______          ______         ______           ______

                                      N-1

Total Receivables:                  ______      ______          ______         ______           ______


3. Equipment:                       ______      ______          ______         ______           ______
         a.                         ______      ______          ______         ______           ______
         b                          ______      ______          ______         ______           ______
         c.                         ______      ______          ______         ______           ______

Total Equipment:                    ______      ______          ______         ______           ______


4. Demonstrators:                   ______      ______          ______         ______           ______
         a.                         ______      ______          ______         ______           ______
         b                          ______      ______          ______         ______           ______
         c.                         ______      ______          ______         ______           ______

Total Demonstrators:                ______      ______          ______         ______           ______


5. Real Estate:                     ______      ______          ______         ______           ______
         a.                         ______      ______          ______         ______           ______
         b                          ______      ______          ______         ______           ______
         c.                         ______      ______          ______         ______           ______

Total Real Estate:                  ______      ______          ______         ______           ______


         TOTAL BORROWING BASE:__________________________*
                             *NOT TO EXCEED TOTAL REVOLVING
                                    CREDIT COMMITMENT.

II.

1.  Total Borrowing Base:                            $
                                                      --------------------

2.  Revolving Credit Outstandings                    $
                                                      --------------------

3.  Availability [1-2]                                        $            *
                                                               ------------


* If negative, immediate prepayment of the amount of such deficit is required.

         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 20___.

                                             By:
                                                -----------------------------
                                                Authorized Representative

                                            Name:
                                                  --------------------------

                                            Title:
                                                   --------------------------

                                   ANNEX VIII

                                  SCHEDULE 8.24

                                 Real Properties